                      FOURTH AMENDMENT TO CREDIT AGREEMENT



                THIS FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of March 24, 1997 (this "Amendment") by and among CELADON GROUP, INC., a Delaware corporation ("CG"), CELADON TRUCKING SERVICES, INC., a New Jersey corporation ("Trucking") (collectively with CG, referred to as the "Companies" and individually, each a "Company"), the Banks set forth on the signature pages of the Credit Agreement referred to below (collectively, the "Banks" and individually, each a "Bank"), NBD BANK, N.A., a national banking association, assignee of NBD Bank, as co-agent for the Banks ("Co-Agent A") and THE FIRST NATIONAL BANK OF BOSTON, a national banking association, as co-agent for the Banks ("Co-Agent B" and together with Co-Agent A, referred to as the "Co-Agents").

                                    RECITALS

                A. CG, Trucking, the Banks and the Co-Agents are parties to a Credit Agreement dated as of June 1, 1994, as amended by a First Amendment to Credit Agreement dated as of October 31, 1994, a Second Amendment to Credit Agreement dated as of October 31, 1995, letter agreements dated January 31, 1996, February 15, 1996 and June 29, 1996, a Third Amendment to Credit Agreement dated as of September 13, 1996 and letter agreements dated as of November 25, 1996 and December 18, 1996 (as amended, the "Credit Agreement").

                B. The Companies have requested that the Co-Agents and the Banks extend the Conversion Date and make certain other amendments to the Credit Agreement, and the Co-Agents and the Banks are willing to do so strictly in accordance with the terms hereof, and provided the Credit Agreement is amended as set forth herein, and the Companies have agreed to such amendments.

                                    AGREEMENT

  Based upon these recitals, the parties agree as follows:

                1. Upon satisfaction of the conditions set forth in paragraph 4 hereof, the Credit Agreement shall hereby be amended as of the effective date hereof as follows:

               (a) The definition of "Applicable Margin" in Section 1.1 shall be amended as follows:

                     (i) Line 5 and 6 in the table shall be deleted  and line 5 below shall be substituted in place thereof



                           Revolving Credit                 Letter of         Commitment
                                Loans         Term Loans    Credit Fees       Fees
                           ----------------   ----------    ------------      -----------
  5. If the Leverage
  Ratio is greater
  than or equal to
  2.75 to 1.0
  or the Fixed
  Charge Coverage
  Ratio is less than
  or equal to 1.20 to
  1.0                          1-5/8%           1-7/8%         1-5/8%           l/2%

                     (ii) The last paragraph of such definition shall be amended by deleting the reference in the fourth sentence to "clause 6" and inserting "clause 5" in place thereof and by deleting the last sentence of such paragraph and inserting the following in place thereof: "Notwithstanding the foregoing, the Companies, the Banks and the Agent agree that the Applicable Margin shall be as set forth in line 5 of the table above, effective as of March 1, 1997, until the Banks receive the financial statements for the fiscal quarter ending March 31, 1997, at which time the Applicable Margin shall be determined as set forth above."

                (b) The definition of "Termination Date" in Section 1.1 shall be amended by deleting the reference therein to "April 1, 1997" and inserting "June 1, 1997" in place thereof.

                (c) A new definition of "Fourth Amendment Effective Date" shall be added to Section 1.1 to read as follows:

 "Fourth Amendment Effective Date" shall mean March 24,
 1997.

                 (d) The "Commitment Amount" set forth on the signature pages next to the name of each Bank and the "Total Commitment Amount of All Banks" set forth on the signature pages shall be deleted and the following shall be inserted in place thereof:



                               Commitment Amount

 NBD Bank, N.A.                    $15,000,000

 The First National
     Bank of Boston                $15,000,000

         Total Commitment Amount
           of all Banks             $30,000,000

                 (e) Exhibit A-1 attached hereto (the "New Revolving Credit Note") is hereby substituted in place of Exhibit A-1 attached to the Credit Agreement. Schedule 4.4 attached hereto is hereby substituted in place of
 Schedule 4.4 to the Credit Agreement.

                 2. From and after the effective date of this Agreement, references to the "Credit Agreement" in the Credit Agreement, the Revolving Credit Notes, the Term Notes, the Security Documents and all other documents executed pursuant to the Credit Agreement shall be deemed references to the Credit Agreement as amended hereby.

                3. Each Company represents and warrants to the Co-Agents and the Banks that:

                (a)  (i)  The  execution,   delivery  and  performance  of  this
 Amendment and the New Revolving Credit Notes by the Company and all agreements and documents delivered pursuant hereto by the Company have been duly authorized by all necessary corporate action and do not and will not require any consent or approval of its stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it or of its articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or its properties may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Company of this Amendment, the New Revolving Credit Notes and all agreements and documents delivered pursuant hereto and (iii) this Amendment the New Revolving Credit Notes and all agreements and documents delivered pursuant hereto by the Company are the legal, valid and binding obligations of the Company enforceable against it in accordance with the terms thereof.

                (b) After giving effect to the amendments contained herein and effected pursuant hereto, the representations and warranties contained in Article IV of the Credit Agreement are true and correct on and as of the effective date hereof with the same force and effect as if made on and as of such effective date.

                (c) No Event of Default (as defined in Article VI of the Credit Agreement) and no Default shall have occurred and be continuing or will exist under the Credit Agreement as of the effective date hereof.


                4. This Amendment shall not become effective until:

                (a) The favorable written opinion of counsel for the Companies in form and substance satisfactory to the Co-Agents;

                (b) The Companies shall have executed and delivered the New Revolving Credit Notes to the Banks;

                (c) The Companies shall have delivered to Co-Agent A such other documents and instruments as the Co-Agents and the Banks may request.

                5. Each Company agrees to pay and save Co-Agents harmless from liability for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees and expenses of Dickinson, Wright, Moon, Van Dusen & Freeman, counsel to Co-Agent A, and Bingham, Dana & Gould, counsel for Co-Agent B, in connection with the preparation and review of this Amendment and any related documents.

                6. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Except as expressly contemplated hereby, the Credit Agreement, and all related notes, guaranties, certificates, instruments and other documents, are hereby ratified and confirmed and shall remain in full force and effect, and each Company acknowledges that it has no defense, offset or counterclaim thereunder.

                7. This Amendment shall be governed by and construed in accordance with the laws of the State of Michigan.

                8. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.

                IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this
 Amendment to be duly executed and delivered as of the day and year first above written.

                                         CELADON GROUP, INC.

                                         By: /s/ Don S. Snyder
                                             ----------------------------------

                                          Its: CFO
                                               -------------------------------

                                          CELADON TRUCKING SERVICES, INC.

                                         By: /s/ Don S. Snyder
                                             ----------------------------------

                                          Its: CFO
                                               -------------------------------

                                         NBD BANK, N.A., assignee of NBD Bank,
                                         individually and as Co-Agent A

                                         By: /s/ Michael C. Mahony
                                             ----------------------------------

                                          Its: Vice President
                                               -------------------------------

                                         THE FIRST NATIONAL BANK OF BOSTON,
                                         individually and as Co-Agent B

                                         By: /s/ Michael J. Blake
                                             ----------------------------------

                                          Its:
                                               -------------------------------

                                   EXHIBIT A-1

                              REVOLVING CREDIT NOTE

$15,000,000                                                        March ,1997

               FOR VALUE RECEIVED, CELADON GROUP, INC., a Delaware corporation, and CELADON TRUCKING SERVICES, INC., a New Jersey corporation (collectively, the "Companies"), hereby jointly and severally promise to pay to the order of
                                                 , a               (the "Bank"),
at  the  principal   banking   office   of   Co-Agent   A   in   lawful    money
of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000), or such lesser amount as is recorded on the schedule attached hereto, or in the books and records of the Bank, on the Termination Date (as defined in the Credit Agreement referred to below); and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Revolving Credit Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

               The Bank is hereby authorized by the Companies to record on the schedule attached to this Revolving Credit Note or on its books and records, the date, amount and type of each Revolving Credit Loan, the duration of the related Eurodollar Interest Period (if applicable), the amount of each payment or prepayment of principal thereon and the other information provided for on such schedule, which schedule or such books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, provided, however, that any failure by the Bank to record any such information shall not relieve any Company of its obligation to repay the outstanding principal amount of such Revolving Credit Loans, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

               Each   Company  and each  endorser  or  guarantor  hereof  waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Revolving Credit Note. Should the indebtedness evidenced by this Revolving Credit Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, each Company agrees to pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Revolving Credit Note, including attorneys' fees and expenses.

               This   Revolving   Credit  Note   is  issued  in   exchange   and
substitution for a Revolving Credit Note dated June 7, 1994 and evidences one or more Revolving Credit Loans made under a Credit Agreement, dated as of June 1, 1994 (as now and hereafter amended or modified from time to time, the "Credit Agreement"), by and among the Companies, the banks (including the Bank) named therein and NBD Bank, as co-agent for the banks, and The First National Bank of Boston, as co-agent for the banks, to which reference is hereby made for a statement of the circumstances under which this Revolving Credit Note is subject to prepayment and under which its due date may be accelerated and for a description of the collateral and security securing this Revolving Credit Note. Capitalized terms used but not defined in this Revolving Credit Note shall have the respective meanings assigned to them in the Credit Agreement.

               This Revolving Credit Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Michigan in the same manner applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

                                   CELADON GROUP, INC.




                                   By:
                                      -------------------------------------

                                   Its:
                                       ------------------------------------

                                   CELADON TRUCKING SERVICES, INC.

                                   By:
                                      -------------------------------------

                                   Its:
                                       ------------------------------------



                              REVOLVING CREDIT NOTE
                                       -2-

                    Schedule to Revolving Credit Note, dated
March  , 1997, made by Celadon Group, Inc. and Celadon Trucking Services, Inc.
                                   in favor of

                                                              Principal
                                                              Amount
  Trans-    Principal    Type                   Interest      Paid,Pre-      Principal
  action    Amount of    of       Interest      Period (if    paid or        Balance       Notation
  Date      Loan         Loan*    Rate          applicable)   Converted      Outstanding   Made by
  -------   ---------    -----    --------      ----------    ----------     -----------   ---------


-------------
* E - Eurodollar Rate
  F - Floating Rate


                              REVOLVING CREDIT NOTE
                                      -3-

                                  SCHEDULE 4.4

                                  SUBSIDIARIES

                                     INCORPORATION               RECORD AND
CORPORATION NAME                     JURISDICTION                BENEFICIAL OWNER
Celadon Real Estate Corp.             DE                         Celadon Trucking Services, Inc.

Celadon Trucking Services of          IN                         Celadon Trucking SErivces, Inc.
  Indiana, Inc.

Cheetah Transportation, Inc.          NC                         Celadon Group, Inc.

Celadon Logistics, Inc.               DE                         Celadon Group, Inc.

Celadon Air Mexicana                  MEX                        Celadon Logistics, Inc.

Celadon Express, Inc.                 DE                         Celadon Group, Inc.

Celadon Acquisition Corp.             IN                         Celadon Group, Inc.

Celadon Container Services, Inc.      MI                         Celadon Group, Inc.

RIL Acquisition Corp.                 DE                         Celadon Group, Inc.

RIL, Inc.                             DE                         RIL Group, Ltd.

International Freight Holding Corp.   DE                         RIL Acquisition Corp.

Skymex, Inc.                          DE                         Int'l Freight Holding Corp.

RIL Group, Ltd.                       DE                         Int'l Freight Holding Corp.

RIL, Inc.                             DE                         RIL Group, Ltd.

Randy Express, Ltd.                   NY                         RIL Group, Ltd.

Wellingtonmun Holding Co.             NY                         RIL Group, Ltd.

147-95 Farmers Blvd, Inc.             DE                         RIL, Inc.

Randy Int'l Customs House Brokerage   DE                         RIL, Inc.

Randy International, U.K.             UK                         RIL, Inc.

Guestair Ltd                          UK                         Randy International, U.K.

JML Freight Forwarding, Inc.          NY                         Int'l Freight Holding Corp.
